SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 23, 1998


                                Pegasystems Inc.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                     1-11859                04-2787865
       -------------                     -------                ----------
(State or Other Jurisdiction        (Commission File          (IRS Employer
     of Incorporation)                   Number)          Identification Number)


                 101 Main Street, Cambridge, MA                    02142
                 ------------------------------                    -----
             (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code:     (617) 374-9600

Item 5.  Other Events.
         -------------

      The following press release was issued by Pegasystems Inc. on November 23, 1998:

                         PEGASYSTEMS DELAYS 10-Q FILING

CAMBRIDGE, MA, November 23, 1998 -- Pegasystems Inc. (NASDAQ: PEGA) today announced that it was delaying the filing of its Report on Form 10-Q for the quarter ended September 30, 1998.

The Company's financial staff is reviewing certain revenue transactions with the assistance of its external auditors. Pegasystems expects that adjustments to results of operations are likely to occur. The Company will release further information as soon as possible.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Date: November 24, 1998                             PEGASYSTEMS INC.

                                                    By: /s/ Richard B. Goldman
                                                        ----------------------
                                                        Richard B. Goldman
                                                        Vice President and Chief
                                                        Financial Officer